Background, Organization and Summary of Significant Accounting Policies - Schedule of Estimated Future Amortization of Intangible Assets (Detail) - Centuri - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Finite-Lived Intangible Assets [Line Items]
2019	$ 10,622
2020	10,634
2021	10,214
2022	10,127
2023	10,127
Thereafter	108,097
Net Carrying Amount	$ 159,821	$ 80,702